UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 7, 2022 (September 6, 2022)

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On September 6, 2022, Cogent Infrastructure, Inc., a Delaware corporation (the “Buyer”) and a wholly owned subsidiary of Cogent Communications Holdings, Inc. (“Cogent”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Sprint Communications LLC, a Kansas limited liability company (“Sprint Communications”) and an indirect wholly owned subsidiary of T-Mobile US, Inc., a Delaware corporation (“T-Mobile”), and Sprint LLC, a Delaware limited liability company and a direct wholly owned subsidiary of T-Mobile (the “Seller”), pursuant to which Cogent will acquire the U.S. long-haul fiber network (including the non-U.S. extensions thereof) of Sprint Communications and its subsidiaries (the “Wireline Business”). The Purchase Agreement provides that, upon the terms and conditions set forth therein, Cogent will purchase from the Seller all of the issued and outstanding membership interests (the “Purchased Interests”) of a Delaware limited liability company that holds Sprint Communications’ assets and liabilities relating to the Wireline Business (such transactions contemplated by the Purchase Agreement, collectively, the “Transaction”).

The parties have agreed to a $1 purchase price in consideration for the Purchased Interests, subject to customary adjustments set forth in the Purchase Agreement. In addition, at the consummation of the Transaction (the “Closing”), a T-Mobile affiliate will enter into an agreement for IP transit services, pursuant to which T-Mobile will pay Cogent an aggregate of $700 million, consisting of (i) $350 million in equal monthly installments during the first year after the Closing and (ii) $350 million in equal monthly installments over the subsequent 42 months.

The Purchase Agreement includes customary representations, warranties, indemnities and covenants, including regarding the conduct of the Wireline Business prior to the Closing. In addition, the Closing is subject to customary closing conditions, including as to the receipt of certain required regulatory approvals and consents. Subject to the satisfaction or waiver of certain conditions and the other terms and conditions of the Purchase Agreement, the Transaction is expected to close in the second half of 2023.

The Purchase Agreement contains certain termination rights for the Buyer and Seller, including that, subject to certain limitations, either the Buyer or the Seller may terminate the Purchase Agreement if the Transaction is not consummated by September 6, 2023, subject to two automatic six-month extensions if certain regulatory approvals have not been obtained. The Purchase Agreement also provides that each party may specifically enforce the other party’s obligations under the Purchase Agreement.

Cogent has agreed to guarantee the obligations of the Buyer under the Purchase Agreement pursuant to the terms of a Guaranty, dated as of September 6, 2022, by and between Cogent and the Seller (the “Parent Guaranty”). The Parent Guaranty contains customary representations, warranties and covenants of Cogent and the Seller.

The foregoing description of the Purchase Agreement, the Parent Guaranty and the Transaction does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement and the Parent Guaranty, copies of which are filed as Exhibit 2.1 and 10.1 hereto and are incorporated herein by reference.

Important Statement Regarding the Purchase Agreement and the Parent Guaranty

The Purchase Agreement and Parent Guaranty have been included to provide investors with information regarding terms of the Transaction. They are not intended to provide any other factual information about Cogent, T-Mobile or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement and Parent Guaranty were made only for purposes of the Purchase Agreement and Parent Guaranty and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and Parent Guaranty, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and Parent Guaranty instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement or Parent Guaranty and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Cogent, T-Mobile or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement or Parent Guaranty, which subsequent information may or may not be fully reflected in Cogent’s public disclosures.

Item 7.01.  Regulation FD Disclosure.

On September 7, 2022, Cogent issued a press release announcing the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Cogent will hold a conference call regarding the Transaction at 8:00 a.m. ET on September 7, 2022, which will be simultaneously broadcast via listen-only webcast through a link available on Cogent’s website at www.cogentco.com/events.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding benefits of the Transaction, integration plans and expected synergies and anticipated future financial and operating performance and results, including estimates for growth. The statements in this Current Report are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including risks related to the Transaction, such as the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals that could reduce anticipated benefits; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Cogent’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the ability of Cogent and T-Mobile to retain customers, to retain and hire key personnel or to maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve cost-cutting synergies or that it may take longer than expected to achieve those synergies; and other risks discussed from time to time in Cogent’s filings with the Securities and Exchange Commission, including, without limitation, Cogent’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. Cogent undertakes no duty to update any forward-looking statement or any information contained in this Current Report or in other public disclosures at any time.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

2.1	Membership Interest Purchase Agreement, dated as of September 6, 2022, by and among Cogent Infrastructure, Inc., Sprint LLC and Sprint Communications LLC.*

10.1	Guaranty, dated as of September 6, 2022, by and between Cogent Communications Holdings, Inc. and Sprint LLC.

99.1	Press Release of Cogent Communications Holdings, Inc., dated September 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules (or similar attachments) to this exhibit have been omitted from this filing. The registrant will provide a copy of any omitted schedule to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 7, 2022

Cogent Communications Holdings, Inc.

By:	/s/ David Schaeffer
	Name:	David Schaeffer
	Title:	President and Chief Executive Officer